UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): October 6, 2004

                                  Pinoak, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                   333-76242                   86-0983750
----------------------------       ------------              ------------------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


        10801 E. Grove Street, Mesa, AZ                       85208

       -----------------------------------------         --------------
       (Address of principal executive offices)           (zip code)

        Issuers telephone number:  (480) 984-8446
                                   --------------


                                Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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





Item 5.02. Election of Directors; Appointment of Principal Officers.

On October 6, 2004, pursuant to the By-laws of Pinoak, Inc. (the "Registrant"), the Board of Directors of the Registrant elected Mr. Kaiming Zhou as a director of the Registrant. There currently are a total of two directors on the Board of Directors of Pinoak, Inc. Further, the Board of Directors appointed Mr. Zhou as an officer of the Company. Mr. Zhou will be responsible to help the Company identify an acquisition candidate. Mr. Kaiming Zhou is the Factory Director of Lanzhou Langtong Petroleum Extraction Machinery Factory. He is an Engineer by training; graduated from the University of Lantong Gansu, he majored in Petroleum Mechanical Engineering.

Mr. Zhou is 52 years old, he graduated from Lanzhou Petroleum Technology College in 1970. His background includes: 1970-1977, Lanzhou Lantong General Machinery Factory ? manufacturing department. 1977-1981, studied at Lantong Lanzhou University majored in Specialized Petroleum Machinery, graduated with honors. 1981-1989, Lanzhou General Machinery Extrusion Rod Production Unit Supervisor; Engineer Participated in the innovation of the production facilities for the factory in 1982. 1990-1991, Manager at Lanzhou General Machinery Manufacturing Factory Unit 3. 1991-1995, Assistant Factory Manager, Lanzhou General Machinery Manufacturing Factory Unit 3. 1995-1997, Senior Manager, Lanzhou Lantong Petroleum Extrusion Machinery Factory. 1997-1998, Director of Marketing and Sales Lanzhou Lantong Factory. Forging Production Factory Director. 1998-2001, overall responsibilities for the factory; market development and technical development. 2001-2004, nominated by the coworkers as Lanzhou Lantong Factory Director. Mr. Kaiming Zhou address is: 1# Nanway Tumendun Qilihe, Lanzhou, Gansu, 730050 China.


Mr. Zhou will receive no compensation from the Company, further he will not have an employment agreement with the Company. There are no understandings or arrangements between Mr. Zhou and any other person pursuant to which Mr. Zhou was selected as a director. Mr. Zhou presently does not serve on any Company committee. Pinoak has no committees at this time. Mr. Zhou may be appointed to serve as a member of a committee, at a future date, if a committee is formed, although there are no current plans to appoint Mr. Zhou to a committee as of the date hereof. Mr. Zhou does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. Additionally, Mr. Zhou has never entered into a transaction, nor is there any proposed transaction, between Mr. Zhou and the Company.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 6, 2004                        PINOAK, INC.


                                       By:  /s/ Rick Jesky
                                      -----------------------
                                                Rick Jesky
                                                President/CEO